SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
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Alamo Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person (s) Filing Proxy Statement, if other than the Registrant)

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ALAMO GROUP INC.
1502 East Walnut Street
Seguin, Texas  78155

Dear Fellow Stockholders:

                You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Alamo Group Inc. to be held on Wednesday, May 4, 2005, at 9:00 a.m. local time, at the Westin Riverwalk Hotel, 420 W. Market Street, San Antonio, Texas.  We hope that you will be able to attend the meeting.  Matters on which action will be taken at the meeting are explained in detail in the notice of meeting and proxy statement accompanying this letter.

                In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

                Whether or not you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided as soon as possible.  If you attend the meeting, you may revoke your proxy and vote in person.

                Thank you for your support.  We hope to see you at the meeting.

Donald J. Douglass
Chairman of the Board
March 31, 2005

ALAMO GROUP INC.
1502 East Walnut Street
Seguin, Texas  78155
____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 4, 2005
____________________

To the Stockholders of
Alamo Group Inc.

                NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Alamo Group Inc. (the "Company") will be held at the Westin Riverwalk Hotel, 420 W. Market Street, San Antonio, Texas, on Wednesday, May 4, 2005, at 9:00 a.m. local time, for the following purposes:

(1)           To elect six (6) directors to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

(2)           To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the 2005 fiscal year;

(3)           To approve the Company's 2005 Incentive Stock Option Plan; and

(4)           To transact such other business as may properly come before the meeting or any adjournment thereof.

                In accordance with the By-Laws of the Company, the Board of Directors has fixed the record date for the meeting at March 15, 2005. Only stockholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof.

                Stockholders who do not expect to attend the meeting in person are urged to sign the enclosed proxy and return it promptly.  A return envelope is enclosed for that purpose.

A complete list of stockholders entitled to vote at the meeting, showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of twelve days commencing April 18, 2005, at the offices of the Company's Counsel which is Oppenheimer, Blend, Harrison and Tate, Inc. located at 711 Navarro, Suite 600, San Antonio, Texas 78205-1796.

                                                                                                                By Order of the Board of Directors

                                                                                                                Robert H. George
                                                                                                                Secretary

Dated: March 31, 2005

ALAMO GROUP INC.
1502 East Walnut Street
Seguin, Texas  78155
March 31, 2005

PROXY STATEMENT

                The accompanying Proxy is solicited by the Board of Directors of Alamo Group Inc., a Delaware corporation (the "Company"), to be voted at the 2005 Annual Meeting of Stockholders to be held on May 4, 2005, and at any adjournments thereof.  The meeting will be held at 9:00 a.m. local time, at the Westin Riverwalk Hotel, 420 W. Market Street, San Antonio, Texas. This Proxy Statement and the accompanying Proxy are being mailed to Stockholders on or about March 31, 2005.  The Annual Report of the Company for fiscal 2004, including audited financial statements for the fiscal year ended December 31, 2004 and a proxy card are enclosed.

VOTING AND PROXIES

                Only holders of record of Common Stock of the Company at the close of business on March 15, 2005 (the "Record Date"), shall be entitled to vote at the meeting.  There were 20,000,000 authorized shares of Common Stock, par value $.10 per share ("Common Stock"), of the Company and 9,744,259 shares of Common Stock outstanding on the Record Date.  Each share of Common Stock is entitled to one vote.  Any Stockholder giving a proxy has the power to revoke same at any time prior to its use by giving notice in person or in writing to the Secretary of the Company.

                The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the 2005 Annual Meeting of Stockholders and any adjournment thereof.

                Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed by the Company for the meeting.  The inspectors of election will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum.  Abstentions may be specified on all proposals except the election of directors.  Abstentions are present and entitled to vote for purposes of determining the approval of any matter submitted to the Stockholders for a vote and will thus have the same effect as a negative vote for the item on which the abstention is noted.  If a broker indicates on a proxy that it does not have the discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present and entitled to vote with respect to that matter.

BENEFICIAL OWNERSHIP OF COMMON STOCK

                Listed in the following table are the only beneficial owners that the Company is aware of as of February 28, 2005, of more than five percent of the Company's outstanding Common Stock.  In addition, this table includes the outstanding voting securities beneficially owned by its directors, its executive officers that are listed in the Summary Compensation Table and by its directors and executive officers as a group.

Beneficial Owner of Common Stock	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)

Third Avenue Management LLC Formerly EQSF Advisors, Inc. 767 Third Avenue New York, NY 10017	3,214,543 (3)	33.0%

Capital Southwest Venture Corporation 12900 Preston Road, Suite 700 Dallas, TX 75230	2,825,300 (4)(9)	29.0%

Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	568,900 (5)	5.84%

Donald J. Douglass	403,525 (6)	4.1%

Ronald A. Robinson	280,000 (8)	2.9%

William R. Thomas	2,825,300 (7)(9)

Jerry E. Goldress	22,000 (9)	*

David H. Morris	5,018 (9)	*

James B. Skaggs	7,100 (9)	*

Robert H. George	10,450(8)	*

Richard J. Wehrle	6,375 (8)	*

Geoffrey Davies	15,950 (8)	*

Donald C. Duncan	1,400(8)	*

All Directors and Executive Officers as a Group (10 Persons)	3,590,368(8)(9)	36.8%

_____________________

*    Less than 1% of class

(1)    In each case the beneficial owner has sole voting and investment power, except as otherwise provided herein.

(2)   The calculation of percent of class is based on the number of shares of Common Stock outstanding as of February 28, 2005, being 9,744,259 shares.

(3)   Based on a Schedule 13G dated February 15, 2005 by which Third Avenue Management LLC ("TAM") reported that as of December 31, 2004 it or any of TAM's small cap funds had shared voting power over none of such shares, sole voting power over 2,315,284 such shares, and sole dispositive power over 3,214,543 of such shares.  TAM has beneficial ownership in 3,214,543 shares as of February 15, 2005.

(4)   Includes shares purchased by Capital Southwest Corporation ("Capital Southwest"), the parent corporation of Capital Southwest Venture Corporation.  Mr. Thomas, a director of the Company, serves as Chairman of the Board and President of both Capital Southwest Venture Corporation and Capital Southwest Corporation and shares voting and investment power with respect to the shares of Common Stock owned by Capital Southwest Venture Corporation and Capital Southwest Corporation.  Mr. Thomas, personally, disclaims beneficial ownership of these shares.

(5)  Based on Schedule 13G dated February 9, 2005, by which Dimensional Fund Advisors Inc. reported that as of December 31, 2004 it had shared voting power over none of such shares, sole voting power over 568,900 shares and sole dispositive power of 568,900 shares.  Dimensional Fund Advisor Inc. has beneficial ownership in 568,900 shares as of December 31, 2004.

(6)   Includes 73,988 shares owned by The Douglass Foundation, a non-profit organization of which Helen D. Douglass, Mr. Douglass' wife, is the President; 22,157 shares in the Douglass Charitable Lead Unitrust of 2000 of which Mrs. Douglass is trustee; and 43,100 shares owned by Helen D. Douglass, Mr. Douglass' wife. Various members of Mr. Douglass' family hold shares of stock of the Company which are not included in this table and Mr. Douglass disclaims beneficial ownership of those shares.

(7)  See footnote 4, above.

(8)  Includes shares available for exercise under various stock option plans as follows:  for Mr. Robinson 245,000 shares exercisable for 10 years from July 7, 1999; for Mr. George 4,750 shares; for Mr. Wehrle 4,750 shares; for 10 years from August 31, 1999, for Mr. Davies 3,950 shares; for 10 years from February 13, 2002, for Mr. Duncan, 1,400 shares from February 13, 2002.

 (9) Includes shares available for exercise under a non-qualified stock option plan as follows: for Mr. Skaggs 4,000 shares; for Mr. Morris 3,500 shares; for Mr. Goldress 4,000 shares; and Mr. Thomas on behalf of Capital Southwest Corporation 4,000 shares, for 10 years from May 12, 2003.

PROPOSAL 1 - ELECTION OF DIRECTORS

The By-Laws of the Company provide that the number of directors which shall constitute the whole Board of Directors shall be fixed and determined from time to time by resolution adopted by the Board of Directors.  Currently, the size of the Board of Directors has been fixed at six (6) directors.  Each director elected at the annual meeting will serve until the next annual meeting of Stockholders or until a successor is elected and qualified.  Unless otherwise instructed, shares represented by properly executed proxies in the accompanying form will be voted for the individuals nominated by the Board of Directors set forth below. Although the Board of Directors anticipates that the listed nominees will be able to serve, if at the time of the meeting any such nominee is unable or unwilling to serve, such shares may be voted at the discretion of the proxy holders for a substitute nominee.  The Nominating/Corporate Governance Committee of the Board of Directors recommended the following individuals to the Board of Directors and the Board of Directors nominated them. Certain information concerning such nominees, including all positions with the Company and principal occupations during the last five years, is set forth below:

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Donald J. Douglass, age 73, founded the Company in 1969 and has served as Chairman of the Board and Chief Executive Officer of the Company.  Mr. Douglass resigned his position as Chief Executive Officer on July 7, 1999 and retired from his position as an employee of the Company on December 31, 1999, but continues to serve as a director and Chairman of the Board of the Company.

Ronald A. Robinson, age 53, has been President, Chief Executive Officer and a director of the Company since 1999.  Mr. Robinson previously was President of Svedala Industries, Inc., the U.S. subsidiary of Svedala Industries AB of Malmo, Sweden, a leading manufacturer of equipment and systems for the worldwide construction, mineral processing and materials handling industries.  Mr. Robinson joined Svedala in 1992 when it acquired Denver Equipment Company of which he was Chairman and Chief Executive Officer.

Jerry E. Goldress, age 74, has been a director of the Company since 2000 and is Chairman and Chief Executive Officer of Grisanti, Galef & Goldress, Inc. ("GGG"), a turnaround management consulting firm. Mr. Goldress has been with GGG since 1973 and has been its Chairman and Chief Executive Officer since 1981.  In his consulting capacity, he has been President of more than one hundred manufacturing, distribution, and retail organizations.

David H. Morris, age 63, has been a director of the Company since 1996.  Since 1995, he has been involved in various consulting capacities and from September of 1999 through May of 2000 he served as Chief Operating Officer of YardMart.com.  Mr. Morris retired as President and Chief Operating Officer of The Toro Company in November 1995.  He had served in that capacity since December 1988.  Mr. Morris was first employed by Toro in February 1979 and served in various executive positions with Toro and its subsidiaries.

James B. Skaggs, age 67, has been a director of the Company since 1996 and retired as Chairman of the Board, Chief Executive Officer and President of Tracor, Inc. in June 1998.  Tracor provided technology products and services to governmental and commercial customers worldwide in the areas of information systems, aerospace, defense and systems engineering.  Mr. Skaggs was Tracor's Chief Executive Officer, President and a Director since November 1990 and its Chairman of the Board since December 1993.

William R. Thomas, age 76, has been a director of the Company since 1969.  Since 1980, Mr. Thomas has been President, and since 1982, Chairman of the Board, of Capital Southwest Corporation, a publicly owned venture capital investment company located in Dallas, Texas.

The following table shows the current membership of each committee and the number of meetings held by each committee during 2004:

	Compensation Committee	Audit Committee	Nominating/ Corp Gov
Donald Douglass
Jerry Goldress	X	X	Chair
David Morris	X	Chair	X
Ronald Robinson
James Skaggs	X	X	X
William Thomas	Chair		X
Fiscal 2004 Meetings	1	5	1

INFORMATION CONCERNING DIRECTORS

                None of the nominees for director or the executive officers of the Company has a family relationship with any of the other executive officers or other nominees for director.  Except for Mr. Thomas and Mr. Goldress, none of the directors or nominees is a director of any other company which has a class of securities registered under, or is required to file reports under, the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or of any company registered under the Investment Company Act of 1940.  Mr. Thomas is a director of Capital Southwest Corporation, Encore Wire Corporation and Palm Harbor Homes, Inc. and serves on the Compensation Committee of Encore Wire Corporation and Palm Harbor Homes, Inc.  Mr. Goldress is a director of K2 Inc., Rockford Corp. and Frontier Insurance Group, Inc.  Mr. Goldress serves on the Audit Committee of Rockford Corp. and Frontier Insurance Group, Inc.  He also serves on the Compensation Committee of K2 Inc., Rockford Corp. and Frontier Insurance Group, Inc.

                Non-management directors may meet in executive session, without the Chief Executive Officer, at any time, and there are regularly scheduled non-management executive sessions at each meeting of the Board of Directors and Committees thereof.  The Chairman of the Board and the Chair of each Committee preside over their respective executive sessions.

The Board of Directors has determined that all of the directors except Mr. Robinson, CEO and President, have no material relationship with the Company or its auditors and are independent within the meaning of the New York Stock Exchange ("NYSE") listing standards on director independence requirements and the standard of director independence established under on our Corporate Governance Guidelines (attached as Appendix A).  However the Board of Directors has determined that Mr. Thomas cannot chair or be a voting member of the Audit Committee because in his capacity as Chairman and President of Capital Southwest Corporation, he has the authority to vote more than 20% of the Company's outstanding shares.

                If you and other interested parties wish to communicate with the Board of Directors of the Company you may send correspondence to the Corporate Secretary, Alamo Group Inc., 1502 E. Walnut Street, Seguin Texas, 78155.  The Secretary will submit your correspondence to the Board of Directors or the appropriate committee, as applicable.  The Board's Policy regarding shareholder communication with the Board of Directors is available at (www.alamo-group.com) under the "Our Commitment" tab.

Stockholders and other interested parties may communicate directly with non-management directors of the Board by sending your correspondence to the Chairman of the Board, Alamo Group Inc., 1502 E. Walnut Street, Seguin, Texas  78155.

                The Board has delegated some of its authority to three committees of the Board of Directors.  These are the Audit Committee, Nominating/Corporate Governance Committee and Compensation Committee.  All three committees have published Charters on the Company's website, (www.alamo-group.com), under the "Our Commitment" tab and all such charters and our standards of Director Independence are also attached as appendixes to this proxy statement.

                Vote required.  A plurality of the votes cast at the Annual Meeting is required for the election of each individual nominated by the Board of Directors.  All proxies will be voted "FOR" these nominees unless a contrary choice is indicated.

THE BOARD OF DIRECTORS HAS APPROVED THE SLATE OF DIRECTORS AND
RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL SIX NOMINEES WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY.

MEETINGS AND COMMITTEES OF THE BOARD

                During the fiscal year ended December 31, 2004, the Board of Directors held five meetings.  All members of the Board attended at least 80% of the meetings.  It is a policy of the Board that all directors attend the Annual Stockholders' Meeting.  All six directors attended the Annual Stockholder Meeting in May, 2004.

THE AUDIT COMMITTEE

                The Audit Committee of the Board of Directors, which consisted of Messrs. Morris (Chairman), Goldress, and Skaggs met five times during fiscal 2004.  All Committee members were present at the meetings.  The duties and responsibilities of the Committee include, among other things:

-       Appoint, approve compensation and oversee the work of the independent auditor

-       Review at least annually a report by the independent auditor describing; the firm's internal quality-control procedures and any material issues raised by the most recent internal quality-control review

-       Pre-approve all audit services and associated fees by the independent auditors

-       Pre-approve all permissible non-audit services to be provided by the independent auditor

-       Review the independence of the independent auditor

-       Review scope of audit and resolve any difficulties or disagreements with management encountered during the audit or any interim periods

-       Review and discuss with management and the independent auditor the annual audit and quarterly financial statements of the Company

-       Recommend to the Board whether the financial statements should be included in the Annual Report Form 10-K as reviewed

-       Review adequacy of Company's internal controls

-       Review adequacy of Company's disclosure controls

-       Approve scope of internal auditor's audit plan

-       Review policies and procedures with respect to earnings press release, financial information and guidance if presented to analysts

-       Review risk management procedures

-       Oversee Company's compliance system with respect to legal and regulatory compliance and Code of Business Conduct and Ethics

-       Establish and maintain procedures for handling complaints regarding accounting, internal controls and ethics, including a way to report anonymously

The Audit Committee reports to the Board on its activities and findings.

The Board of Directors has determined that under current NYSE listing standards all members of the Committee are financially literate, are "audit committee financial experts", are independent under applicable law and NYSE listing requirements and that each has accounting or related financial management expertise as required by the NYSE listing standards.  The Committee's Charter which has been approved by the Board of Directors is attached as Appendix B to this proxy statement and may also be viewed on the Company's website (www.alamo-group.com) under the "Our Commitment" tab.

REPORT OF THE AUDIT COMMITTEE

                The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission (the "SEC") or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Alamo Group Inc. specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.

                The Audit Committee is comprised of three independent members of the Company's Board of Directors.  Each member of the Audit Committee is independent under applicable law and NYSE listing requirements.  The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which the Board of Directors adopted on May 1, 2000 and reviews on an annual basis.

                The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting.  In fulfilling its oversight responsibilities in fiscal 2004, the Committee reviewed and discussed the quarterly Form 10-Q's and the audited financial statements included in the Annual Report with management, including quality, not just the acceptability, of the accounting principles, the reasonableness of significant adjustments, and the clarity of disclosures in the financial statements.

                The Committee reviewed with management and with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the independent auditors with the Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61).  In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board (including Independence Standards Board Standard No. 1), and considered the compatibility of non-audit services with the auditors' independence.

                The Committee discussed with the independent auditors the overall scope and plans for their audit.  The Committee meets with the independent auditors and the internal auditor, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.  The Committee held five meetings during fiscal year 2004.  All members were present at the meetings.

                In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the SEC.  The Audit Committee has also recommended, subject to stockholder ratification, the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year 2005.  Audit, audit related and any permitted non-audit services provided to the Company by Ernst & Young LLP are subject to pre-approval by the Audit Committee.

Dated: February 23, 2005

                                                                                                                Audit Committee

                                                                                                                David H. Morris, Chairman
                                                                                                                Jerry E. Goldress, Member
                                                                                                                James B. Skaggs, Member

THE NOMINATING/CORPORATE GOVERNANCE COMMITTEE

The Nominating/Corporate Governance Committee is comprised of Messrs. Goldress (Chairman), Morris, Skaggs and Thomas.  The Committee was formed in 2003 and held its first meeting in 2004.  The Committee has the following responsibilities, among other things:

-       Evaluate director candidates and sole authority to retain a search firm, approve its fees and scope of service

-      Recommend to the Board of Directors nominees for Board election by the stockholders based upon their qualifications, knowledge, skills, expertise, experience and diversity

-       Review Board composition to reflect the appropriate balance of knowledge, skills, expertise, experience and diversity

-       Review size of the Board and meeting frequency

-       Recommend to the Board standing committees

-       Review, at least annually, the Code of Business Conduct & Ethics

-       Oversee and establish procedures for the annual evaluation of the Board and management.

The Board of Directors has determined that the members of the Committee are independent under applicable law and NYSE listing requirements.  The Committee's Charter is attached as Appendix C to this proxy statement and may also be viewed on the Company's website (www.alamo-group.com) under the "Our Commitment" tab.

The Nominating/Corporate Governance Committee will consider director candidates recommended by stockholders. The Committee's Policy Regarding Director Candidates Recommended by Stockholders, the Corporate Governance Guidelines (including our standards of director independence), Code of Business Conduct and Ethics, and Board of Directors' committee charters are on our website at (www.alamo-group.com) under "Our Commitment" tab and are available to any stockholder who requests them by writing to Alamo Group Inc., 1502 E. Walnut Street, Seguin, Texas, 78155.

                Any stockholder of the Company who complies with the notice procedures set forth below and is a stockholder of record at the time such notice is delivered to the Company may make a director recommendation for consideration by the Nominating/Corporate Governance Committee. A stockholder may make recommendations at any time, but recommendations for consideration as nominees at the annual meeting of stockholders must be received not less than 120 days before the first anniversary of the date of the proxy statement released to stockholders in connection with the previous year's annual meeting. Therefore, to submit a candidate for consideration for nomination at the 2006 annual meeting of stockholders, a stockholder must submit the recommendation, in writing, by December 2, 2005. The written notice must demonstrate that it is being submitted by a stockholder of the Company and include information about each proposed director candidate, including name, age, business address, principal occupation, principal qualifications and other relevant biographical information. In addition, the stockholder must provide confirmation of each candidate's consent to serve as a director. A stockholder must send recommendations to the Nominating/Corporate Governance Committee, Alamo Group Inc., 1502 E. Walnut Street, Seguin, Texas  78155.

                The Nominating/Corporate Governance Committee identifies, evaluates and recommends director candidates to the Board of Directors.  In identifying and recommending nominees for positions on the Board of Directors, the Nominating/Corporate Governance Committee places primary emphasis on (i) judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) diversity of viewpoints, backgrounds, experiences and other demographics; (iii) business or other relevant experience; and (iv) the extent to which the interplay of the nominee's expertise, skills, knowledge and experience with that of other members of the Board will build a board that is active, collegial and responsive to the needs of the Company.

                Upon identifying a director candidate, the Committee initially determines the need for additional or replacement Board members and evaluates all the director candidates under the criteria described above based on the information the Committee receives with the recommendation or otherwise possesses, which may be supplemented by certain inquiries. If the Committee determines, in consultation with other Board members including the Chairman, that a more comprehensive evaluation is warranted, the Committee may then obtain additional information about the director candidate's background and experience, including by means of interviews. The Committee will then evaluate the director candidate further, again using the evaluation criteria described above. The Committee receives input on such director candidates from other directors, including the Chairman, and recommends director candidates to the full Board of Directors for nomination. The Committee may engage a third party to assist in the search for director candidates or to assist in gathering information regarding a director candidate's background and experience. If the Committee engages a third party, the Committee approves the fee that the Company pays for these services.

THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors, which consists of Messrs. Thomas (Chairman), Goldress, Morris, and Skaggs, met once during fiscal 2004.  All Committee members were present at the meeting.  The duties and responsibilities of the Committee include, among other things:

-       Review and approve, at least annually, the goals and objectives and the structure of the Company's plans for executive compensation, incentive compensation, equity-based compensation, and employee benefit plans and make recommendations to the Board

-       Evaluate annual performance of the CEO in light of the goals of the Company's executive compensation plans and recommend his or her compensation based on this evaluation

-       In consultation with CEO, review, evaluate and recommend to the Board the compensation of all executive officers and key managers

-       Evaluate and recommend to the Board compensation of directors for Board and Committee service

-       Review and recommend to the Board any severance agreement made with any executive officer

-       Review and recommend to the Board the amount and terms of all individual stock options

-       Review and recommend to the Board all equity-based compensation plans that are subject to stockholder approval

-       Issue the Annual Report on executive compensation required by the SEC for inclusion in the Company's proxy

The Board of Directors has determined that the members of the Committee are independent under applicable law and NYSE listing requirements.  The Committee's Charter is attached as Appendix D to this proxy statement and may also be viewed on the Company's website (www.alamo-group.com) under the "Our Commitment" tab.

REPORT OF THE COMPENSATION COMMITTEE

                The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to the liabilities of Section 18 of the Exchange Act except to the extent that Alamo Group specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

                The goals of the Company's compensation program are to attract, retain and motivate competent executive officers who have the experience and ability to contribute materially to the long-term success of the Company.  The principal elements of compensation for executive officers are base salary, incentive payments and stock options.

Base salaries were determined by the Committee in February 2004, effective May 1, 2004 and again in February 2005, to be effective May 1, 2005, for each of the executive officers and key managers on an individual basis, taking into consideration the Company's performance and individual contributions to that performance, length of tenure with the Company, compensation levels of comparable positions and internal equities among positions.  Among other things, the Committee considered the contributions of each officer and key manager to the success of the Company's business in recent years and to its foundation for sustained earnings growth, as well as each participant's role in achieving a higher level of customer satisfaction, increased market penetration and efficient utilization of assets and employees in the participant's area of responsibility.  These factors are considered subjectively in the aggregate and none of the factors are accorded a specific weight.  In selected cases, other factors may be considered.

The Committee meets once a year in executive session to evaluate the performance of the chief executive officer.  Quantitative and qualitative performance measurements are established at the beginning of each year.  The chief executive officer's compensation is based upon the Company's performance in relation to the plan and his contribution thereto.  The plan includes profitable sales growth, improvement in operating margins, increased operating income and improved asset utilization.  Profitable sales growth is derived from internal growth as well as the chief executive officer's ability to expand revenues through accretive acquisitions.

The base salary level for Ronald A. Robinson, President and Chief Executive Officer was set by the Committee in February 2004, effective May 1, 2004, at $325,000 per annum and was reset at $350,000 in February 2005 to be effective May 1, 2005.  The base salary levels for all of the aforementioned officers and key managers were determined by the Committee based on those factors described in the preceding paragraphs and is effective May 1, 2005.

In 1999, the Committee adopted a revised version of the Alamo Group Incentive Compensation Plan ("ICP").  The ICP is a cash incentive plan which allows the Committee to reward certain of the Company's upper and mid-level managers based upon three factors:  the overall performance of the Company, the performance of the segment of the Company in which the employee is expected to contribute and the individual performance of the employee.  ICP payments include a 75% objective component, with the remaining 25% based on subjective criteria.  In February 2005, pursuant to the ICP, the Committee approved total incentive payments applicable to 2004 of $1,031,123 to participating employees.  These payments were expensed in 2004 and paid in March 2005.  Incentive payments expensed in 2003 and paid in March 2004 totaled $429,578.  Included in these totals were ICP payments to Ronald A. Robinson, President and Chief Executive Officer, of $40,000 and $295,547, applicable to 2003 and 2004 respectively.  No ICP payments were made to Mr. Robinson under the objective component of the plan for 2003 because the Company's performance did not meet the targets established for the respective periods.

From time to time, the Committee has recommended and the Board of Directors has granted qualified and non-qualified stock options to executive officers, key employees and directors. Options are granted at exercise prices equivalent to the closing market price of the Company's stock on the effective date of grant and thus will have no ultimate value unless the value of the Company's stock appreciates.  The Committee believes that these options provide a significant incentive for the option holders to enhance the value of the Company's Common Stock by continually improving the Company's performance.

On August 31, 1999, the Stockholders of the Company approved the 1999 Non-Qualified Stock Option Plan ("1999 NQSO Plan") for executive, managerial, professional or technical employees of the Company, and reserved 400,000 shares of Common Stock for issuance of options under the plan.  On July 7, 1999 the Committee recommended, and the Board of Directors approved (subject to stockholder approval of the 1999 NQSO Plan), granting Non-Qualified Options to purchase 200,000 shares of the Company's Common Stock to Mr. Robinson.  The exercise price for these options was $8.9375 per share.

On August 31, 1999, the Stockholders of the Company also approved the First Amended and Restated 1994 Incentive Stock Option Plan ("FAR 1994 ISO Plan") to correct certain ambiguities and administrative problems.  Upon recommendation by the Committee and approval by the Board of Directors, Incentive Stock Options to purchase 50,000 shares were granted to Mr. Robinson on July 7, 1999 at an option price of $8.9375 per share and Incentive Stock Options to purchase 51,000 shares were granted to other executive officers and key members of management on August 31, 1999, at an option price of $9.25 per share.  There were no option grants in 2000.  In 2001, 2002 and 2003 the Committee recommended and the Board of Directors granted to the Company's employees options on 16,000 shares, 21,000 shares and 72,000 shares, respectively, at option prices ranging from $14.61 to $14.63 per share in 2001, $14.38 per share in 2002, and $12.10 per share in 2003, under the FAR 1994 ISO Plan.  In February 2004, the Committee recommended and the Board granted options on 25,000 shares to certain of its executive officers and key members of management, at an option price of $17.85 per share.  No additional options were granted before the expiration date of the FAR 1994 ISO Plan on April 28, 2004 with a remaining unused balance of 73,200 shares.  As of December 31, 2004, Incentive Stock Options to purchase 158,850 shares remained.

FAR 1994 ISO
Summary Table as of December 31, 2004
Reserved Shares	Options Granted	Exercised	Cancelled	Outstanding Options
300,000	368,000	67,950	141,200	158,850

                                                                 73,200 expired unissued

On May 3, 2001, the Stockholders of the Company approved the First Amended and Restated 1999 Non-Qualified Stock Option Plan ("FAR 1999 NQSO Plan") to add non-employee directors as eligible persons to receive grants of stock options.  The Company then granted options to purchase 5,000 shares to the following non-employee directors Messrs. Goldress, Morris, Skaggs and Thomas, respectively, at an exercise price of $13.96 per share.  On May 12, 2003 the Company granted additional options from the FAR 1999 NQSO Plan to purchase a total of 70,000 shares consisting of options on 50,000 shares to Mr. Robinson and 5,000 shares to the following non-employee directors Messrs. Goldress, Morris, Skaggs and Thomas, at an exercise price of $12.10 per share.

FAR 1999 NQSO
Summary Table as of December 31, 2004
Reserved Shares	Options Granted	Exercised	Cancelled	Outstanding Options
400,000	290,000	500	0	289,500

On February 23, 2005, the Committee approved the Alamo Group Inc. 2005 Incentive Stock Option Plan ("Plan") for 500,000 shares and recommended approval by the Board of Directors.  A summary of the Plan is shown under Proposal 3 of this proxy and the Plan in its entirety is included as Appendix E.  The Company has 448,350 options outstanding under the FAR 1999 NQSO and the expired FAR 1994 Incentive Stock Option Plan.

Dated:   February 23, 2005                                                                  Compensation Committee

                                                                                                                William R. Thomas, Chairman
                                                                                                                Jerry E. Goldress, Member
                                                                                                                David H. Morris, Member
                                                                                                                James B. Skaggs, Member

COMPENSATION OF OFFICERS AND DIRECTORS

                The following table sets forth a summary of compensation for the fiscal year ended December 31, 2004, paid by the Company to the five highest paid executive officers of the Company, as well as the compensation paid to each such individual during the Company's last three fiscal years:

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Securities Underlying Options (#)	All Other Compensation ($) (2)
Donald J. Douglass Chairman of the Board and Former Chief Executive Officer	2004 2003 2002	- - -	- - -	- - -	112,877(3) 105,937(3) 113,513(3)

Ronald A. Robinson President and Chief Executive Officer	2004 2003 2002	321,675 315,000 310,000	40,000 30,000 70,000	- 50,000 -	4,134 13,035 13,658

Geoffrey Davies Vice President, Alamo Group Inc. & Managing Director Alamo Group (EUR) Ltd.	2004 2003 2002	199,524 156,960 129,776	60,634 59,372 25,565	- 20,000 2,000	17,817(4) 14,818(4) 12,637(4)

Donald C. Duncan Vice President, General Counsel Alamo Group Inc.	2004 2003 2002	128,337 123,333 110,923(5)	5,000 5,000 -	3,000 7,000 -	5,225 4,055 1,733

Robert H. George VP, Secretary & Treasurer Alamo Group Inc.	2004 2003 2002	124,509 117,333 114,526	5,000 4,275 6,000	3,000 5,000 -	5,314 5,169 4,954

Richard J. Wehrle VP, Controller Alamo Group Inc.	2004 2003 2002	112,991 101,276 96,215	5,000 3,600 5,000	3,000 5,000 -	2,933 2,133 2,133

(1)  Discretionary ICP bonuses approved and paid in 2002, 2003 and 2004.

(2)  With the exception of Mr. Douglass, the amounts represent the employer's contribution under the Alamo Group (USA) Inc. tax-qualified 401k plan (the "401(k) Plan").  In the case of Mr. Robinson, the amounts also include restoration payments pursuant to the Alamo Group Inc. 401(k) Restoration Plan (the "Restoration Plan").  Such restoration payments are equivalent to matching contributions that would have been or would be made under the Company's 401(k) plan but were foregone due to certain limitations on contributions to 401(k) plans in the Internal Revenue Code of 1986.

(3)  All amounts reflected are payments of principal and interest relating to a supplemental retirement benefit, and director fees.

(4)  The amount reflects Alamo Group (EUR) Ltd's. contribution to Mr. Davies' retirement plan in the United Kingdom.

(5)  Represents a partial year (11 months) for Mr. Duncan.

 OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table provides information on option grants in fiscal 2004 by Alamo Group Inc. to each of the named executive officers.  Alamo Group did not grant any options in fiscal 2004 to the non-executive directors.  Alamo Group Inc. did not grant any stock appreciation rights (SAR) during 2004.

Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year (2)	Exercise Price ($/Shares)	Expiration Date	Grant Date Present Value (3)
Qualified
Ronald A. Robinson	-	-	-	-	-
Geoffrey Davies	-	-	-	-	-
Donald C. Duncan	3,000	13%	17.85	2/20/14	$ 16.06
Robert H. George	3,000	13%	17.85	2/20/14	$ 16.06
Richard J. Wehrle	3,000	13%	17.85	2/20/14	$ 16.06

(1)  All options granted in 2004 become vested and exercisable for up to 20% of the total optioned shares after one year following the grant of the option and for an additional 20% of the total optioned shares after each succeeding year until the option is fully exercisable.

(2)   In fiscal 2004, the Company granted options to employees to purchase 23,000 shares which includes the above.

(3) The Company used a modified Black-Scholes model of option valuation to determine grant date present value.  The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option.  Calculations for the named executive officers are based on a ten-year option term which reflects the Company's expectation that its options, on average, will be exercised within ten years of grant.  Other assumptions used for the valuations are: risk free rate of return of 4.00%; annual dividend yield of 2.0%; and volatility of 24%.

AGGREGATED OPTION GRANTS/SAR AND EXERCISES IN
LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table presents information with respect to stock options owned by the named executive officers as of December 31, 2004.

Name	Shares Acquired on Exercise	Value($) Realized (1)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable (E)/ Unexercisable (U)	Value of Unexercised In-The-Money Options at FY-End ($) Exercisable (E) Unexercisable (U)

Ronald A. Robinson
1999 Non-qualified Options 8.9375	-	-	200,000 E 0 U	3,644,500 E(2) 0 U(2)
1999 Incentive Options 8.9375	15,000	78,062	35,000 E 0 U	637,788 E(2) 0 U(2)
2003 Non-qualified Options 12.10	-	-	10,000 E	150,600 E(5)
			40,000 U	602,400 U(5)

Geoffrey Davies
1999 Incentive Options 9.25	10,000	57,090	0 E 0 U	0.E(3) 0 U(3)
2002 Incentive Options 14.38	450	1,365	750 E 800 U	9,585.E(4) 10,224 U(4)
2003 Incentive Options 12.10	800	2,520	3,200 E 16,000 U	48,192 E(5) 240,960 U(5)

Donald C. Duncan
2003 Incentive Options 12.10	-	-	1,400 E 5,600 U	21,084 E(5) 84,336 U(5)
2004 Incentive Options 17.85	-	-	3,000 U	27,930 U(6)

Robert H. George
1999 Incentive Options 9.25	1,250	7,038	3,750 E 0 U	67,163 E(3) 0 U(3)
2003 Incentive Options 12.10	-	-	1,000 E 4,000 U	15,060 E(5) 60,240 U(5)
2004 Incentive Options 17.85	-	-	3,000 U	27,930 U(6)

Richard J. Wehrle
1999 Incentive Options 9.25	1,250	7,038	3,750 E 0 U	67,163 E(3) 0 U(3)
2003 Incentive Options 12.10	-	-	1,000 E 4,000 U	15,060 E(5) 60,240 U(5)
2004 Incentive Options 17.85	-	-	3,000 U	27,930 U(6)

(1)   Values are calculated by subtracting the exercise price from the fair market value of the stock as of the exercise date.

(2)   These figure were calculated assuming a fiscal year-end market price of $27.16 per share and an exercise price of $8.9375 per share

(3)   These figures were calculated assuming a fiscal year-end market price of $27.16 per share and an exercise price of $9.25 per share.

(4)   These figures were calculated assuming a fiscal year-end market price of $27.16 per share and an exercise price of $14.38 per share.

(5)   These figures were calculated assuming a fiscal year-end market price of $27.16 per share and an exercise price of $12.10 per share.

(6)   These figures were calculated assuming a fiscal year-end market price of $27.16 per share and an exercise price of $17.85 per share.

Director Compensation

                Effective May 2004, the non-employee directors receive $1,500 for each meeting of the Board of Directors attended in person, and $1,000 for each meeting of any committee attended in person or $500 for each meeting of the Board of Directors or any meeting of any committee thereof attended by telephone.  The Company pays directors who are not employees of the Company a $12,000 retainer per year.  The chairman of the Audit Committee receives an additional $2,000 annual retainer. Directors are reimbursed for reasonable expenses incurred as a result of attending meetings of the Board or committees thereof.

On May 3, 2001, the Stockholders of the Company approved the First Amended and Restated 1999 Non-Qualified Stock Option Plan ("FAR 1999 NQSO Plan") to add non-employee directors as eligible persons to receive grants of stock options.  The Company then granted options to purchase 5,000 shares to the following non-employee directors, Messrs. Goldress, Morris, Skaggs and Thomas, respectively, at an exercise price of $13.96 per share.  On May 12, 2003 the Company granted additional options from the FAR 1999 NQSO Plan to purchase a total of 70,000 shares consisting of options on 50,000 shares to Mr. Robinson and 5,000 shares to non-employee directors Goldress, Morris, Skaggs and Thomas, at an exercise price of $12.10 per share.  There were no options granted under the FAR 1999 NQSO Plan during 2004.

Employment Agreements

                All executive officers of the Company serve at the discretion of the Board of Directors.  The executive officers are appointed to their positions by the Board until the next annual meeting of directors or until their successors have been duly qualified and elected.  There are currently no employment agreements with any executive officers of the Company.

Certain Relationships and Related Transactions

There were no reportable relationships or related transactions that occurred in the fiscal year ending December 31, 2004 in which the amount involved exceeded $60,000.

On August 31, 1999, the Board of Directors amended the Company's Executive Loan Program to state that no new loans would be made under the program and all outstanding loans were renewed and extended for five years from December 31, 1999, with interest payable quarterly and a requirement that at least 10% of the original loan amount be paid annually with the first such payment due March 30, 2001.  All other terms and conditions of the notes and security agreements remained unchanged.  Each loan under the Executive Loan Program bore interest, payable quarterly, at the base rate of interest as published by Bank of America, N.A.  In September 2004 outstanding loans under the Executive Loan Program totaling of $24,307 to Mr. George and $5,880 to another qualified borrower were paid in full.  The Executive Loan Program has been terminated as previously mentioned, and all loans have been paid in full.

Stock Price Performance Graph

The information contained in this Stock Performance Graph section shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to the liabilities of Section 18 of the Exchange Act except to the extent that Alamo Group Inc. specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

                The following graph and table sets forth the cumulative total return to the Company's stockholders of our Common Stock  during a five-year period ended December 31, 2004, as well as the performance of an overall stock market index (the S&P 500 Index) and the Company's selected peer group index (the Russell 2000 Index).

                The Company believes that there does not exist a representative industry peer group of companies with a similar business segment profile.  The SEC has indicated that companies may use a base other than industry or line of business for determining its peer group index, such as an index of companies with similar market capitalization.  Accordingly, the Company has selected the Russell 2000 Index, a widely used small market capitalization index, to use as a representative peer group.

PROPOSAL 2 - RATIFICATION OFAPPOINTMENT OF INDEPENDENT AUDITORS

The firm of Ernst & Young LLP is our independent auditor and the Board of Directors desires to continue to engage the services of this firm for the fiscal year ending December 31, 2005.  Accordingly, the Board of Directors, upon the recommendation of the Audit Committee, has reappointed Ernst & Young LLP to audit the financial statements of the Company for fiscal 2005 and report on those financial statements.  Stockholders are being asked to vote for the ratification of the appointment.  If Stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee and Board will reconsider their appointment.

Fees Incurred by Alamo Group Inc. for Ernst & Young LLP

                The following table shows the fees paid or accrued by Alamo Group Inc. for the audit and other services provided by Ernst & Young LLP for fiscal 2004 and 2003.

	2004	2003
Audit Fees(1)	$1,035,512	$541,500
Audit-Related Fees(2)	-	58,000
Tax Fees(3)	-	4,500
All Other Fees(4)	-	-
Total	$1,035,512	$637,600

(1)    Both 2004 and 2003 Audit Fees include: (i) the audit of our consolidated financial statements included in our Form 10-K annual report and services attendant to, or required by, statute or regulation; (ii) reviews of the interim condensed consolidated financial statements included in our quarterly reports on Form 10-Q; and (iii) comfort letters, consents and other services related to SEC and other regulatory filings.  Audit Fees for 2004 also include the audit of management's reports on the effectiveness of the Company's internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002 (Section 404).

(2)    Audit-Related Fees in 2003 include information systems project assistance.

(3)    Tax Fees in 2003 include tax compliance, tax planning and tax advice.  Tax compliance services include U.S. federal, state and local income.  Tax planning and tax advice service include U.S. federal, state and local income.

(4)    There were no other professional services rendered in 2004 or 2003.

AUDIT COMMITTEE'S PRE-APPROVAL POLICY AND PROCEDURES

During fiscal year 2004, the Audit Committee of our Board of Directors adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our independent auditors. We may not engage our independent auditors to render any audit or non-audit service unless either the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee's pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditors during the following 12 months.

The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by the independent auditors, the Audit Committee considers whether such services are consistent with the auditor's independence, whether the independent auditors are likely to provide the most effective and efficient service based upon their familiarity with the Company and whether the service could enhance the Company's ability to manage or control risk or improve audit quality.

                Representatives of Ernst & Young LLP will be present at the Stockholders meeting and will be available to respond to appropriate questions and make a statement should they so desire.

This recommendation must be approved by the stockholders of a majority of the votes.  All proxies will be voted "FOR" this plan unless a contrary choice is indicated.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY.

 PROPOSAL 3 - ADOPTION OF 2005 INCENTIVE STOCK OPTION PLAN

Background

The Board of Directors believes that the future success of Alamo Group Inc. will depend, in large measure, on its ability to attract, retain and motivate executives with outstanding training, experience and ability.  The Company must compete with other businesses recruiting and retaining superior management and executive talent.

The Board of Directors and its Compensation Committee have determined that the adoption of a new incentive plan is necessary to give the Company the flexibility and advantages needed to adapt its compensation practices to today's changing marketplace and to replace the First Amended and Restated 1994 Incentive Stock Option Plan which expired in 2004.

Based upon the recommendation of the Board's Compensation Committee, the Board of Directors has unanimously approved the Company's 2005 Incentive Stock Option Plan (the "2005 Plan" or the "Plan"), subject to shareholder approval at the Annual Meeting.  The 2005 Plan is designed to support the Company's long-term business objectives in a manner consistent with our executive compensation philosophy.  The Board believes that by allowing the Company to continue to offer its employees long-term compensation through the 2005 Plan, the Company will promote the following key objectives:

•            Aligning the interest of employees with those of the stockholders through increased employee ownership of the Company; and

•            Attracting, motivating and retaining experienced and highly qualified employees who will contribute to the Company's financial success

All employees of the Company and its affiliates are eligible to receive awards under the 2005 Plan, but awards are generally limited to executive-level and key management employees.

Accordingly, the Board has approved the 2005 Plan and recommends its adoption by stockholders.  The 2005 Plan would govern grants of incentive stock options ("ISO") to employees.  It also is intended that the 2005 Plan would replace the Company's First Amended and Restated 1994 Incentive Stock Option Plan which expired in April 2004.  Upon adoption of the 2005 Plan by stockholders, the Plan will become effective on May 4, 2005 (the "Effective Date").  A summary description of the 2005 Plan follows.

Shares Under the Plan

Under the 2005 Plan, a total of 500,000 shares of Common Stock, par value $1.00 per share, of the Company ("Common Stock") will become available for issuance over the life of the Plan.

In determining shares available for issuance under the Plan, any awards granted under the Plan that are cancelled, are forfeited, or lapse will become eligible again for issuance under the Plan.

Any shares issued under the Plan may consist, in whole or in part, of authorized and unissued shares or of treasury shares, and no fractional shares will be issued under the Plan.

In the event of changes in the outstanding Common Stock of the Company or other changes affecting shares, the 2005 Plan provides for appropriate adjustments in the number of shares available for issuance and covered by outstanding awards and/or in the price per share for outstanding shares.

Administration of the Plan

The 2005 Plan will be administered by the independent Compensation Committee ("Committee") of the Board or such other independent committee appointed by the Board of Directors.  The Committee is comprised entirely of non-employee members of the Board of Directors, who shall be qualified to administer this Plan as contemplated by (a) Rule 16b-3 under the Exchange Act or any successor rule, and (b) any rules and regulations of a stock exchange on which Common Stock is listed.  The Committee has full and exclusive power, within the limitations set forth in the 2005 Plan, to make all decisions and determinations regarding the selection of participants and the granting of awards, establishing the terms and conditions relating to each award, adopting rules, regulations and guidelines for carrying out the Plan's purposes, and interpreting and otherwise construing the Plan.  Except for the power to amend and except as may otherwise be required under applicable NYSE Rules ("NYSE Rules"), the Committee may delegate to one or more officers of the Company its powers under the 2005 Plan, subject to such conditions and restrictions as the Committee may establish from time to time.

The Committee may amend the 2005 Plan as it deems necessary, provided that no amendment may be made without the approval of stockholders if such amendment would increase the number of shares available for issuance under the Plan or otherwise cause the Plan to not comply with Rule 16b-3 of the 1934 Act or the Delaware General Corporation Law.  No such amendments may adversely affect any outstanding awards under the 2005 Plan without the consent of the holders thereof.  Notwithstanding the foregoing, an amendment that constitutes a "material revision," as defined by the NYSE Rules must be submitted to the Company's stockholders for approval.  In addition, any revision that deletes or limits the scope of the Plan provision prohibiting repricing of options without shareholder approval will be considered a material revision and would require shareholder approval.

The Board may terminate the Plan at any time.  Upon termination of the Plan, no future awards may be granted, but previously made awards will remain outstanding in accordance with their applicable terms and conditions, and the terms of the Plan.  Absent any prior termination no awards or grants can be made after May 4, 2015.

Eligibility

Any employee of the Company or of any entity which is controlled by the Company or in which the Company has a significant equity interest will be eligible to receive an award under the 2005 Plan.  Awards may be granted to employees who are foreign nationals or employed outside the United States on such terms as may be necessary or desirable, in the judgment of the Committee, to assure the viability of such awards consistent with the Plan's purpose.

Types of Awards

The Plan provides for the issuance of stock options which constitute rights entitling their holders to purchase shares of the Company's Common Stock during a specified period at a purchase price that is not less than 100% of Fair Market Value on the effective date of grant.  Fair Market value for purpose of the 2005 Plan means the closing price of Common Stock on such date of grant or such price for the first preceding date on which there are trades if no trades occur on such effective grant date.  Any stock option granted is intended to be an incentive stock option ("ISO") complying with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended.  Shares purchased upon exercise of stock options must be paid for in full at the time of exercise in cash or such other method as the Committee may permit from time to time.  A repricing of a stock option will be allowed by the Committee only with the approval of the Company's stockholders to the extent required under the NYSE Rules.  For this purpose, a "repricing" will be defined as described in the NYSE Rules.  In addition, under no circumstances may stock option awards be made which provide by their terms for the automatic award of additional stock options upon the exercise of such awards, including, without limitation, "reload options."

The Committee has discretion with respect to any award granted under this Plan to establish upon its grant conditions under which (i) the award may be later forfeited, cancelled, rescinded, suspended, withheld or otherwise limited or restricted; or (ii) gains realized by the grantee in connection with an award or an award's exercise may be recovered; provided that such conditions and their consequences are: (a) clearly set forth in the grant agreement or other grant document; and (b) fully comply with applicable laws.  These conditions may include, without limitation, actions by the participant which constitute a conflict of interest with the Company, are prejudicial to the Company's interests, or are in violation of any non-compete agreement or obligation, any confidentiality agreement or obligation, the Company's applicable polices, or the participant's terms and conditions of employment.

Awards will be evidenced by agreements approved by the Committee which set forth the terms and conditions of each award.

Generally, all awards under the 2005 Plan are nontransferable except by will or in accordance with laws of descent and distribution or pursuant to a domestic relations order.  During the life of the participant, awards generally can be exercised only by him or her.  The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2005 Plan upon the participant's death.  Awards granted under the 2005 Plan may be subject to forfeiture back to the Company and/or restrictions on transferability for such periods as the Committee may determine.

Change in Control

Upon the occurrence of a change in control of the Company, as defined in the 2005 Plan, with certain exceptions, all awards outstanding under the 2005 Plan become immediately vested and are settled or paid out.  The amount of cash to be paid shall be determined by multiplying the number of such awards, as the case may be, by the amount the CIC Price (as defined in the Plan) exceeds the exercise price.

"CIC Price" shall mean the higher of (a) the highest price paid for a share of the Company's Common Stock in the transaction or series of transactions pursuant to which a change in control of the Company shall have occurred, or (b) the highest price paid for a share of the Company's Common Stock during the 60-day period immediately preceding the date upon which the event constituting a change in control shall have occurred as reported in The Wall Street Journal in the NYSE Composite Transactions or similar successor consolidated transactions reports.

Federal Tax Aspects of the 2005 Plan

The Company believes that under the present law, the following are the federal tax consequences for the Company and its U.S. employees generally arising with respect to awards under the 2005 Plan.  The grant of an option will create no tax consequences for an optionee or the Company.  The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised.  The treatment of an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held.  Generally, there will be no tax consequence to the Company in connection with a disposition of shares acquired under an option except that the Company may be entitled to a deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.  However, options for non-U.S. employees may have tax consequences for the employee and the Company.

Additional Information

To be adopted, the proposed plan must be approved by the holders of a majority of the votes cast at the meeting.  All proxies will be voted "FOR" this plan unless a contrary choice is indicated.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE PROPOSED 2005 INCENTIVE STOCK OPTION PLAN WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY.

SECTION 16(a) BENEFICIAL OWNERS REPORTING COMPLIANCE

                Section 16 (a) of the Exchange Act,  requires our directors, executive officers and holders of more than 10% of Alamo Group Common Stock to file with the SEC reports regarding their ownership and changes in ownership of our securities.  Alamo Group Inc. believes that, through March 15, 2005, its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements and had no late filings.  In making this statement, Alamo Group Inc. has relied upon examination of the copies of Forms 3, 4 and 5 and amendments thereto, provided to Alamo Group Inc. and the written representation of its directors, executive officers and 10% stockholders.

Other Information on Alamo Group Inc.'s Equity Compensation Plans

The following table provides information on the shares that are available under the Company's stock compensation plans and, in the case of plans where stock options may be granted, the number of shares of common stock issuable upon exercise of those stock options.

The numbers in the table are as of December 31, 2004, the last day of Alamo Group Inc.'s 2004 fiscal year.

Equity Compensation Plan Category	(A) Number of Securities to be issued upon exercise of outstanding options, warrants and rights (1)	(B) Weighted-average exercise price of outstanding options, warrants and rights	(C) Number of Securities that remain available for issuance under equity compensation plans (excluding securities eflected in column(A))

Plans approved by stockholders

First Amended and Restated 1994 Incentive Stock Option Plan	158,850	$12.19

First Amended and Restated 1999 Non-Qualified Stock Option Plan	289,500	$10.05	110,000
Total	448,350		110,000

For further description of these plans, see the Company's report from the Compensation Committee on page 11 of this proxy or see Schedule 14A filed July 30, 1999 for both plans.

 STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

                 Proposals from Stockholders intended to be presented at the 2006 Annual Meeting, pursuant to Rule 14a-8 under the Exchange Act, must be received in writing by the Company at its principal executive offices not later than December 1, 2005.  The Company's principal executive offices are located at 1502 East Walnut Street, Seguin, Texas 78155.  Please direct all such proposals to the attention of the Company's Secretary.

                If a Stockholder intends to present business at the 2006 Annual Meeting other than pursuant to Rule 14a-8, to be considered timely pursuant to Rule 14a-4(c), such proposal must be submitted in writing to the Secretary of the Company at our principal executive offices no later than January 14, 2006 and such proposal, under law, must be an appropriate subject for stockholder action.

PROXY SOLICITATION

                 The cost of soliciting proxies by the Board of Directors will be borne by the Company.  Proxies may be solicited through the mail and through telephonic communications or meetings with stockholders or their representatives by directors, officers and other employees of the Company.  They will not receive special compensation for these services.

                The Company requests persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy, and the Company will reimburse such persons for their reasonable expenses.

OTHER MATTERS

                 No business other than the matters set forth in this Proxy Statement is expected to come before the meeting, but should any other matters requiring a vote of Stockholders arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the interests of the Company.  If any of the nominees for office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for another person in his place in what they consider the best interests of the Company.

The Company is enclosing with this proxy, a copy of the Company's Annual Report on Form 10-K including financial statements and schedules thereto filed with the SEC Commission for the year ended December 31, 2004. Any request for exhibits should be in writing addressed to Robert H. George, Secretary, Alamo Group Inc., 1502 East Walnut Street, Seguin, Texas 78155.

 By Order of the Board of Directors

Robert H. George
Secretary

Dated:  March 31, 2005

					Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors Recommends a Vote FOR Proposals 1, 2 and 3.
Proposal 1 - Election of Directors				FOR	AGAINST	ABSTAIN
			Proposal 2 - Proposal FOR ratification of appointment of Ernst & Young LLP as the Company's independent auditors for 2005.	☐	☐	☐
FOR all nominees (except as specified below)	WITHHOLD AUTHORITY to vote for all nominees listed at right	01 Donald J. Douglass 02 Jerry E. Goldress 03 David H. Morris 04 Ronald A. Robinson 05 James B. Skaggs 06 William R. Thomas		FOR	AGAINST	ABSTAIN
			Proposal 3 - Proposal FOR approval of the 2005 Incentive Stock Option Plan.	☐	☐	☐
☐	☐
(Instruction: To withhold authority to vote for an individual nominee write that nominee's name on the space provided below.)			Proposal 4 - In their discretion, upon such other business as may properly come before the meeting.
This proxy when properly executed will be voted in the manner directed herein by the undersigned.
In the absence of such direction the proxy will be voted FOR the nominees listed in Proposal 1 and FOR the Proposals set forth in Proposals 2 and 3.

I PLAN TO ATTEND THE MEETING ☐
(Sign exactly as name(s) appears at left. If shares are held jointly, each holder should sign. If signing for estate, trust or corporation, title or capacity should be stated.)

 Please date, sign and return this Proxy in the enclosed business envelope.

Signature	Signature if held jointly	Date

FOLD AND DETACH HERE

PROXY

ALAMO GROUP INC.

Proxy for 2005 Annual Meeting of Stockholders
This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald J. Douglass, Ronald A. Robinson or Robert H. George or any one of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent the undersigned and to act and vote, with all powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Alamo Group Inc., to be held at 9:00 a.m., local time, at the Westin Riverwalk Hotel, 420 West Market Street, San Antonio, Texas, Wednesday, May 4, 2005, on the following matters and in their discretion on any other matters which may come before the Meeting or any adjournments thereof. Receipt of Notice-Proxy Statement dated March 31, 2005 is acknowledged.

(continued and to be signed on the reverse side)

Address Changes/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

Appendix A

Alamo Group Inc.

 Board of Directors
Corporate Governance Guidelines

            The following Corporate Governance Guidelines have been adopted by the Board of Directors (the "Board") of Alamo Group Inc. (the "Company") to assist the Board in the exercise of its responsibilities to the Company and its shareholders.  These Guidelines should be interpreted in the context of all applicable laws and the Company's Certificate of Incorporation, By-laws and other corporate governance documents, and are intended to serve as a flexible framework within which the Board may conduct its business and not as a set of legally binding obligations.  These Guidelines are subject to modification and the Board shall be able, in the exercise of its discretion, to deviate from these Guidelines from time to time, as the Board may deem appropriate or as required by applicable laws and regulations.

Director Qualifications

                The Board will have a majority of directors who meet the criteria for independence required by the New York Stock Exchange.  In determining independence, each year the Board shall affirmatively determine whether each director has no "material relationship" with the Company other than as a director.  When assessing the "materiality" of a director's relationship with the Company, the Board shall consider all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation, and the frequency or regularity of the services, whether the services are being carried out at arm's length in the ordinary course of business and whether the service s are being provided substantially on the same terms to the Company as those prevailing at the time from unrelated parties for comparable transactions.  Material relationships can include commercial, banking, industrial, consulting, legal, accounting, charitable and familiar relationships.  In no event will a director be considered "independent" if: (i) the director was employed by the Company within the preceding three years; (ii) an immediate family member of the director was employed by the Company as an executive officer within the preceding three years; (iii) within the preceding three years, the director, or an immediate family member of the director, received more than $100,000 during any twelve-month period in direct compensation from the Company (other than director and committee fees and pension or other forms of deferred compensation for prior service with the Company; provided such compensation is not contingent in any way on continued service); (iv) the director is a current partner or employee of the Company's internal or external auditor; (v) an immediate family member of the director is a current partner of the Company's internal or external auditor or a current employee of such a firm who is participating in the firm's audit, assurance of tax compliance (but not tax planning) practice; (vi) the director or an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company where any of the Company's current executive officers at the same time serves or served on that company's compensation committee as an executive officer; or (viii) the director is a current executive officer or employee of, or an immediate family member of the director is a current executive officer of, a company that has made payments to, or received payments from the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of the other company's consolidated gross revenues.  To help maintain the independence of the Board, all directors shall deal at arm's length with the Company and its subsidiaries and disclose all circumstances material to the director that might be perceived as a conflict of interest.

The Nominating/Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics that the Board seeks in Board members as well as the composition of the Board as a whole, including an annual evaluation of whether members qualify as independent under applicable standards.  During the course of a year, directors are expected to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as independent.

Nominees for director will be selected on the basis of outstanding achievement in their professional careers; broad experience; integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board duties.  The Board will not discriminate on the basis of race, color, national origin, gender, religion or disability in selecting nominees.

Directors will be shareholders and/or become shareholders either directly or beneficially of the Company within six months of their appointment.  Nominees for directorship will be recommended by the Nominating/Corporate Governance Committee to the full Board in accordance with the policies and principles in its charter.  The invitation to join the Board should be extended by the Board itself, by the Chairman or his designee.

It is the sense of the Board that individual directors who significantly change responsibilities or job positions should volunteer to resign from the Board.  It is not the sense of the Board that in every instance the directors who retire or change from the position they held when they came on the Board should necessarily leave the Board.  There should however, be an opportunity for the Board, through the Nominating Corporate Governance Committee, to review the continued appropriateness of Board membership under the circumstances.

Directors should advise the Chairperson of the Board and the Chairperson of the Nominating/Corporate Governance Committee in advance of accepting an invitation to serve on another public company board.  No member of the Audit Committee may serve on more than two other public company audit committees without first obtaining the prior approval of the Board.

Director Responsibilities

                The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be in the best interest of the Company and its shareholders.  In discharging that obligation, directors should be entitled to rely on the honesty and integrity of the Company's senior executives and its outside advisors and auditors, to the fullest extent permitted by law.  At the Board's discretion the Company may purchase reasonable directors' and officers' liability insurance on their behalf, and indemnify the directors to the fullest extent permitted by law and the Company's articles of incorporation, by-laws and any indemnification agreements.

                The specific duties and responsibilities of the Board will include, among other things, overseeing the management of the business and affairs of the Company; selecting and recommending to shareholders appropriate candidates for election to the Board; reviewing and, where appropriate, approving the business plans, major strategies and financial objectives of the Company; evaluating Board processes and performances and the overall effectiveness of the Board; evaluating the performance of the Company and of senior management; requiring, approving and overseeing the implementation of the Company's succession plans; reviewing compliance with applicable laws and regulations and adopting policies of corporate conduct to assure compliance with applicable laws and regulations and to assure maintenance of necessary accounting, financial, and other controls; and showing, through its actions, its awareness that the Company's long-term success depends upon its strong relationship with its customers, associates, suppliers and the communities, including the global community, in which it operates.

                Directors are expected to serve on Board committees.

                Directors are expected to attend regularly scheduled Board meetings and meetings of committees on which they serve, and to spend the time necessary to discharge properly their responsibilities.  Information and data that are important to the Board's understanding of the business to be conducted at a Board or committee meeting generally should be distributed in writing to the directors before the meeting, and directors should review these materials in advance of the meeting.  Directors are also expected to attend the Annual Shareholders' meeting.

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                The Board will meet at least four times per year and will hold additional meetings either in person or by teleconference when needed to address issues of special concern or urgency.  The offices of Chairperson of the Board and Chief Executive Officer ("CEO") are currently separate.  The Board will review the situation if it changes in the future.

                Management will prepare Board agendas with concurrence of the Chairman.  Each Board member is free to suggest the inclusion of items on the agenda.  Each Board member is free to raise at any Board meeting subjects that are not on the agenda for that meeting.  The Board will review the Company's strategic plans and the principal issues that the Company will face in the future during at least one Board meeting each year.  All meetings of the Board shall be held pursuant to the by-laws of the Company with regard to notice and waiver thereof, and written minutes of each meeting, in the form approved by the Board, shall be duly filed in the Company records.

                The directors will meet in executive session at each meeting of the Board without the Company's management.  The chairperson who presides at these meetings will be the Chairman or his designee. The Company will also disclose in the proxy statement a method for interested parties to contact the presiding director, or the independent directors as a group, directly.

                The Board should ensure that all required reporting is provided by management to shareholders, potential shareholders and the investment community.

                The Board believes that the management speaks for the Company.  Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company.  It is expected, however, that Board members would do this with the knowledge of the management and, absent unusual circumstances or as contemplated by the committee charters, only at the request of management.  Generally, directors should refer investors, market professionals and the media to the CEO or another individual designated by the Company.

                The Board acknowledges that proxy cards, ballots and voting tabulations that identify shareholders will be kept confidential unless disclosure is: (i) necessary to meet applicable legal requirements or to assert or defend claims for or against the Company; (ii) expressly requested by the shareholder (and then disclosure is limited to that particular shareholder's vote); or (iii) made during a contested proxy solicitation.  Both the tabulators and inspectors of the election, who are appointed by the Board, shall be independent of the Company.

Board Committees

The Board will have at all times an Audit Committee, a Nominating/ Corporate Governance Committee, and a Compensation Committee.  The members of the Audit Committee, the Nominating/Corporate Governance Committee and the Compensation Committee will be independent directors under the criteria established by the New York Stock Exchange and any other applicable rules or regulations.  Committee members will be appointed annually by the Board upon recommendation of the Nominating/Corporate Governance Committee with consideration of the desires of individual directors.

Each committee will have its own charter.  The charters will set forth the purposes, goals and responsibilities of the committees as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and committee reporting to the Board.  The charters will also provide that each committee will annually evaluate its performance.

                The chairperson of each committee, in consultation with the committee members, will determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee's charter.  During the year, the chairperson of each committee, in consultation with the appropriate members of the committee and management, will develop the agenda for each meeting.  All meetings of each committee shall be held pursuant to the by-laws of the Company with regard to notice and waiver thereof, and written minutes of each meeting, in the form approved by the relevant committee, shall be duly filed in the Company records.

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                A report regarding each committee meeting will be provided to the full Board, as appropriate.  Directors will be given copies of the minutes of any committee meeting.

                In addition, the chairperson of each committee will report to the full Board regarding matters that should be brought to the attention of the Board.

                The Board and each committee have the power to hire independent legal, financial or other advisors, as they may deem necessary, without consulting or obtaining the approval of any officer of the Company in advance.

                The Board may, from time to time, establish or maintain additional committees as necessary or appropriate.

Director Access to Officers, Associates and Outside Advisors

                Directors have full and free access to officers and other employees of the Company and the Company's outside advisors.  Any meetings or contacts that a director wishes to initiate may be arranged through the CEO or the Secretary or directly by the director.  The directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Company.  It is the expectation of the Board that directors will keep the CEO informed of communications between a director and an officer or other employee of the Company, as appropriate.

                At least once per year management will report to the Board regarding management development and succession, including progress and strategic planning.

                Other executives may attend Board meetings or committee meetings at the invitation of the Chairperson of the Board or Committee or the CEO to provide information and insight to the Board or Committee.

Director Compensation

                The Compensation Committee shall have the responsibility for recommending to the Board appropriate compensation for non-employee directors.  Each year, the Compensation Committee shall review non-employee director compensation.  The Compensation Committee will annually review director compensation.  The Compensation Committee will consider that directors' independence may be jeopardized if director compensation and perquisites exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a director is affiliated, or if the Company enters into consulting contracts with (or provides other indirect forms of compensation to) a director or an organization with which the director is affiliated.  Compensation of directors will be disclosed annually in the Company's proxy.

Director Continuing Education

Each director is expected to maintain the necessary level of expertise to perform his or her responsibilities as a director.  The Company may, from time to time, offer continuing education programs to assist the directors in maintaining such level of expertise.

CEO Evaluation and Management Succession

                The Nominating/Corporate Governance Committee will conduct an annual review of the CEO's performance, as set forth in its charter.  The Board will review the Nominating/Corporate Governance Committee's report in order to ensure that the CEO is providing the best leadership for the Company in the long- and short-term.

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The Nominating/Corporate Governance Committee should make an annual report to the Board on succession planning.  The entire Board will work with the Nominating Corporate Governance Committee to nominate and evaluate potential successors to the CEO.  The CEO should at all times make available his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

Annual Performance Evaluation

                The Board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively.  The Nominating/Corporate Governance Committee will receive comments from all directors and report annually to the Board with an assessment of the Board's performance.  This will be discussed with the full Board following the end of each fiscal year.  The assessment will focus on the Board's contribution to the Company and specifically focus on areas in which the Board or management believes that the Board could improve.

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Appendix B

Alamo Group Inc.

Audit Committee Charter

I.              Purpose.

                This Charter governs the operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Alamo Group Inc. (the "Company").  The primary objectives of the Committee are to:

(a)           Represent and assist the Board of Directors in discharging its oversight responsibility relating to:  (i) the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements; (ii) the surveillance of administration and financial controls and the Company's compliance with legal and regulatory requirements; (iii) the outside auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and the Company's outside auditor;  and

(b)           Prepare the report required by the rules of the Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy statement.

II.            Organization.

                The Committee will obtain Board approval of this Charter and will review and reassess its Charter at least annually and recommend any proposed changes to the Board for approval.

The Committee shall be appointed by the Board.  The Committee shall consist of at least three (3) members, each of whom shall satisfy the applicable independence requirements of the Company and the New York Stock Exchange (the "NYSE"), the Securities Exchange Act of 1934 and the rules and questions of the Securities and Exchange Commission.  The Board shall designate one member as chairperson or delegate the authority to designate a chairperson to the Committee.

Each member of the Audit Committee must be financially literate and at least one member must have accounting or related financial management expertise, as determined by the Board.  In addition, at least one member of the Audit Committee shall be an "audit committee financial expert," as determined by the Board in accordance with Securities and Exchange Commission rules.  (As of the date of this Charter, all three members have been determined by the Board to meet that requirement.)

The Committee shall meet at least four times per year, either in person or telephonically, and at such times and places as the Committee shall determine. The majority of the members of the Audit Committee shall constitute a quorum.  Periodically, the Committee shall meet separately in executive session with each of management, the principal internal auditor of the Company, and the outside auditor.  The Committee shall report regularly to the full Board of Directors with respect to its activities.

III.           Goals and Responsibilities.

Among its specific duties and responsibilities, the Committee shall:

(a)           Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the work of the outside auditor.  In this regard, the Committee shall appoint and retain, subject to ratification by the Company's stockholders, compensate, evaluate, and terminate, when appropriate, the outside auditor, which shall report directly to the Committee.

(b)           Obtain and review, at least annually, a report by the outside auditor describing:  the outside auditor's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditing firm, and any steps taken to deal with any such issues.

(c)           Approve in advance all audit services to be provided by the outside auditor.  (By approving the audit engagement, an audit service within the scope of the engagement shall be deemed to have been pre-approved.)

(d)           Establish policies and procedures for the engagement of the outside auditor to provide audit and permissible non-audit services, which shall include pre-approval of all permissible non-audit services to be provided by the outside auditor.

(e)           Consider, at least annually, the independence of the outside auditor, including whether the outside auditor's performance of permissible non-audit services is compatible with the auditor's independence, and obtain and review a report by the outside auditor describing any relationships between the outside auditor and the Company or any other relationships that may adversely affect the independence of the auditor.

(f)            Review and discuss with the outside auditor: (i) the scope of the audit, the results of the annual audit examination by the auditor, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditor's activities or on access to requested information, and any significant disagreements with management; and (ii) any reports of the outside auditor with respect to interim periods.

(g)           Review and discuss with management and the outside auditor the annual audited and quarterly financial statements of the Company, including:  (i) an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (ii) the Company's specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including accounting policies that may be regarded as critical; (iii) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and financial statement presentations; and receive reports from the outside auditor as required by SEC rules and (iv) the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company's consolidated financial statements

(h)           Recommend to the Board based on the review and discussion described in paragraphs (e) - (g) above, whether the financial statements should be included in the Annual Report on Form 10-K.

(i)            Review and discuss the adequacy and effectiveness of the Company's internal controls, including any significant deficiencies in internal controls and significant changes in such controls reported to the Committee by the outside auditor or management.

(j)            Review and discuss the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon.

(k)           Review and approve with the principal internal auditor of the Company the scope and results of the internal audit program.

(l)            Review and discuss corporate policies and procedures with respect to earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies.

(m)          Review and discuss the Company's policies with respect to risk assessment and risk management.

(n)           Oversee the Company's compliance systems with respect to legal and regulatory requirements, review the Company's Code of Business Conduct and Ethics Policy and monitor compliance with such Code.

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(o)           Establish procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

(p)           Establish policies for the hiring of employees and former employees of the outside auditor.

(q)           Review and evaluate annually the qualifications, performance and independence of the lead partner of the outside auditor and assure regular rotation of the lead audit partner as required by law.  To that effect the Committee shall take into account the opinions of management and the Company's internal auditors.  The Committee will provide its conclusions to the Board.

IV.           Performance Evaluation.

                The Committee shall evaluate on an annual basis its performance under this Charter.  In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope.

                The Committee shall deliver to the Board a verbal report of this evaluation, including any recommended amendments to this Charter and any recommended changes to the Company's or the Board's policies or procedures addressed by this Charter.

V.            Committee Resources.

                Subject to the Board's approval, the Committee shall have the authority to conduct studies or authorize investigations into matters within the Committee's scope of responsibilities and may retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Committee in the performance of its functions and shall receive appropriate funding, as determined by the Committee, from the Company for payment of compensation to any such advisors.  The Company shall also provide for appropriate funding for the payment of (i) compensation to the outside auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services or other permitted services for the Company; and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties and responsibilities.

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 Appendix C

Alamo Group Inc.

Nominating/Corporate Governance Committee Charter

I.              Purpose.

                This Charter governs the operations of the Nominating/Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") of Alamo Group Inc. (the "Company"). The primary objectives of the Committee are to assist the Board by: (i) identifying individuals qualified to become members of the Board consistent with criteria approved by the Board in the Company's Corporate Governance guidelines and recommending to the Board a slate of director nominees for each annual meeting of the Company's shareholders; (ii) insuring that the Audit, Compensation and Nominating/Corporate Governance Committees of the Board shall have the benefit of qualified and experienced "independent" directors; and (iii) insuring the company develops and approves a Board Code of Business Conduct and Ethics applicable to the Company.  In pursuing its objectives the Committee will coordinate its activities with the Audit Committee on relevant matters.

II.            Organization.

                The Committee will obtain the full Board approval of this Charter and will review and reassess its Charter at least annually and recommend any proposed changes to the Board for approval.

                The Committee shall be appointed by the Board and shall consist of three (3) or more Directors, each of whom shall satisfy the applicable independence requirements of the Company and The New York Stock Exchange (the "NYSE") and any other regulatory requirements.

                The members of the Committee shall be elected annually to one-year terms by a majority vote of the Board at the first meeting of the Board following the annual meeting of the shareholders.  Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy.  No member of the Committee shall be removed except by majority vote of the Board.

                The Committee's chairperson shall be designated by the majority vote of the Board or, if it does not do so, the Committee members shall elect a chairman by vote of the majority of the Committee.

                The Committee shall meet at least one time annually or more frequently as circumstances require.  The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.  A majority of the members of the Committee present in person or by means of conference telephone or other communications equipment of which all persons participating in the meeting can hear each other shall constitute a quorum.  The act of a majority of the Committee members present at any meeting at which a quorum is present shall be the act of the Committee.

                Following each of its meetings, the Committee shall deliver a verbal report on the meeting to the Board, including a description of actions taken by the Committee at the meeting and recommendations to the Board.  The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

III.           Goals and Responsibilities.

                The Committee shall have the following goals and responsibilities:

                (a)           To evaluate the suitability of potential director nominees and to have sole authority to retain and terminate any search firm in that effort, including the sole authority to approve search firms' fees and other retention terms.

                (b)           To recommend to the Board the director nominees for election by the shareholders, using criteria including the possession of such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Company.

                (c)           To review the suitability for continued service as a director of each Board member when his or her term expires and to review annually with the Board the composition of the Board as a whole and to recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skill, expertise and diversity desired for the Board as a whole and contains at least the minimum number of "independent" directors required by the NYSE and/or any other regulatory requirements.

                (d)           To review periodically the size of the Board and the frequency and structure of Board meetings, and to recommend to the Board any appropriate changes.

(e)           To make recommendations to the Board regarding the establishment, elimination, size, and composition of standing committees of the Board, including the identification of individuals qualified to serve as members of a committee, and to recommend individual directors to fill any vacancy that may occur on a committee.

                (f)            To review, at least once annually, the Code of Business Conduct and Ethics adopted by the Board to assure that it is appropriate for the Company and complies with the requirements of the NYSE and/or any other regulatory requirements, to recommend to the Board any desirable changes to the Code, and to consider any other corporate governance issues that arise from time to time and to develop appropriate recommendations for the Board related to any such issues.

                (g)           Oversee and establish appropriate procedures for the annual evaluation of the Board and management.

                (h)           To develop and recommend to the Board a set of corporate governance guidelines applicable to the Company, review them annually and, if appropriate, recommend changes to the Corporate governance guidelines to the Board.

                The Committee shall perform any other activities consistent with this Charter, the Company's Bylaws and governing laws as the Committee or the Board deems appropriate.

IV.           Performance Evaluation.

                The Committee shall, on an annual basis, evaluate its performance under this Charter.  In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope.

                The Committee shall deliver to the Board a verbal report of this evaluation, including any recommended amendments to this Charter and any recommended changes to the Company's or the Board's policies or procedures addressed by this Charter.

V.            Committee Resources.

                Subject to the Board's approval, the Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Company's expense, such independent counsel or other advisor as it deems necessary.

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Appendix D

Alamo Group Inc.

 Compensation Committee Charter

I.              Purpose.

                This Charter governs the operations of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Alamo Group Inc. (the "Company"). The primary objectives of the Committee are to assist the Board by:  (i) overseeing the Company's compensation and employee benefit plans and practices, including its executive compensation, incentive compensation, and equity-based compensation plans, and (ii) producing an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations.

II.            Organization.

                The Committee will obtain Board approval of this Charter and will review and reassess its Charter at least annually and recommend any proposed changes to the Board for approval.

                The Committee shall be appointed by the Board and shall consist of three (3) or more Directors, each of whom shall satisfy the applicable independence requirements of the Company and The New York Stock Exchange (the "NYSE").  Members of the Committee shall also qualify as "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall satisfy any other necessary standards of independence under the federal securities and tax laws.

                The members of the Committee shall be elected annually to one-year terms by a majority vote of the Board at the first meeting of the Board following the annual meeting of the shareholders.  Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy.  No member of the Committee shall be removed except by majority vote of the Board.

                The Committee's chairperson shall be designated by the majority vote of the Board or, if it does not do so, the Committee members shall elect a chairman by vote of the majority of the Committee.

                The Committee shall meet at least one time annually or more frequently as circumstances require.  The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.  A majority of the members of the Committee present in person or by means of conference telephone or other communications equipment of which all persons participating in the meeting can hear each other shall constitute a quorum. The act of a majority of the Committee members present at any meeting at which a quorum is present shall be the act of the Committee.

                Following each of its meetings, the Committee shall deliver a verbal report on the meeting to the Board, including a description of actions taken by the Committee at the meeting and recommendations to the Board.  The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

III.           Goals and Responsibilities.

                The Committee shall have the following goals and responsibilities:

                (a)           To review at least annually and approve the goals and objectives relevant to CEO compensation and the structure of the Company's plans for executive compensation, incentive compensation, equity-based compensation, and its general compensation plans and employee benefit plans (including retirement and health insurance plans), and recommend to the Board any new plans or any changes in the objectives and structure of such plans as the Committee deems appropriate.

                (b)           To evaluate annually the performance of the Company's Chief Executive Officer (the "CEO"), in light of the goals and objectives of the Company's executive compensation plans, and recommend to the Board his or her compensation level based on this evaluation.  In determining the incentive components of the CEO's compensation, the Committee shall consider those factors it deems relevant, including the Company's performance, and the CEO's contribution to that performance.

                (c)           In consultation with the CEO, to oversee the evaluation of management of the Company, including the other executive officers of the Company, and to annually review and recommend to the Board the compensation of all executive officers and other key employees designated by the Committee.

                (d)           To evaluate and recommend to the Board the appropriate level of compensation for Board and Committee service by non-employee members of the Board.

                (e)           To review and recommend to the Board any severance or termination arrangements to be made with any executive officer of the Company.

                (f)            To perform such duties and responsibilities as the Board may assign to the Committee regarding the terms of any compensation plans and to review and approve the amount and terms of all individual stock options which the Committee recommends that the Board grant.

                (g)           To review and recommend to the Board all equity-based compensation plans including prior approval of those plans that are subject to shareholder approval under the listing standards of the NYSE.

                (h)           To issue the annual report on executive compensation required by the Securities & Exchange Commission for inclusion in the Company's proxy statement.

                The Committee shall perform any other activities consistent with this Charter, the Company's Bylaws and governing laws as the Committee or the Board deems appropriate.

IV.           Performance Evaluation.

                The Committee shall, on an annual basis, evaluate its performance under this Charter.  In conducting this review, the Committee shall evaluate whether its Charter appropriately addresses the matters that are or should be within its scope.

                Annually, the Committee shall deliver to the Board a verbal report of this evaluation, including any recommended amendments to this Charter and any recommended changes to the Company's or the Board's policies or procedures.

V.            Committee Resources.

                Subject to the Board's approval, the Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Company's expense, such independent counsel or other advisors as it deems necessary.

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Appendix E

Alamo Group Inc.

2005 Incentive Stock Option Plan

1.             Purpose

The purpose of the Alamo Group Inc. 2005 Incentive Stock Option Plan (the "2005 Plan" or the "Plan") is to advance the interests of Alamo Group Inc. (the "Company") and to increase shareholder value by providing officers and employees of the Company, its subsidiaries and its Affiliates (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and with incentives for current or future service with the Company, its subsidiaries and Affiliates.  The Plan shall be administered so as to qualify the options as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").  The Plan is a successor plan to the Amended and Restated 1994 Incentive Stock Option Plan, which may be referred to as the "Predecessor Plan."

2.             Effective Date and Term

The Plan shall be effective as of May 4, 2005, subject to the approval of the Company's shareholders at the 2005 annual meeting of shareholders.  No awards or grants can be made after May 4, 2015 unless terminated sooner pursuant to Section 11 by the Company's Board of Directors (the "Board").  Effective April 4 2004, no further awards shall be made under the Predecessor Plan, but outstanding awards under any Predecessor Plan shall remain outstanding in accordance with its applicable terms and conditions.

3.             Plan Administration

The independent Compensation Committee of the Board, or such other independent committee as the Board shall determine, comprised of not less than three members shall be responsible for administering the Plan (the "Compensation Committee").  To the extent specified by the Compensation Committee it may delegate its administrative responsibilities to a subcommittee of the Compensation Committee comprised of not less than three members (the Compensation Committee and such subcommittee being hereinafter referred to as the "Committee").  The Compensation Committee or such subcommittee members, as appropriate, shall be qualified to administer the Plan as contemplated by (a) Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act") or any successor rule, and (b) any rules and regulations of a stock exchange on which Common Stock (as defined in Section 5) of the Company is listed.  The Committee, and such subcommittee to the extent provided by the Committee, shall have full and exclusive power to interpret, construe and implement the Plan and any rules, regulations, guidelines or agreements adopted hereunder and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper.  These powers shall include, but not be limited to, (i) determination of the type or types of awards to be granted under the Plan; (ii) determination of the terms and conditions of any awards under the Plan; (iii) determination of whether, to what extent and under what circumstances awards may be settled, paid or exercised in cash, shares, other securities, or other awards, or other property, or cancelled, forfeited or suspended; (iv) adoption of such modifications, amendments, procedures, subplans and the like as are necessary to enable participants employed in other countries in which the Company may operate to receive advantages and benefits under the Plan consistent with the laws of such countries, and consistent with the rules of the Plan; (v) subject to the rights of participants, modification, change, amendment or cancellation of any award to correct an administrative error, and (vi) taking any other action the Committee deems necessary or desirable for the administration of the Plan.  All determinations, interpretations, and other decisions under or with respect to the Plan or any award by the Committee shall be final, conclusive and binding upon the Company, any participant, any holder or beneficiary of any award under the Plan and any employee of the Company.  Except for the power to amend the Plan as provided in Section 11 and except for determination regarding employees who are subject to Section 16 of the 1934 Act, and except as may otherwise be required under applicable New York Stock Exchange rules, the Committee may delegate any or all of its duties, powers and authority under the Plan pursuant to such conditions or limitations as the Committee may establish to any officer or officers of the Company.

4.             Eligibility

Any employee of the Company shall be eligible to receive an award under the Plan.  For purposes of this Section 4, "Company" shall include any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee ("Affiliate").

5.             Shares of Stock Subject to the Plan

A total number of five hundred thousand (500,000) shares of common stock, par value $0.10 per share, of the Company ("Common Stock" or "Stock") shall become available for issuance under the Plan.

Any shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall not be counted against the shares available for issuance under the Plan.

In determining shares available for issuance under the Plan, any awards granted under the Plan that are cancelled, are forfeited or lapse shall become eligible again for issuance under the Plan.

Any shares issued under the Plan may consist in whole or in part, of authorized and unissued shares or of treasury shares, and no fractional shares shall be issued under the Plan.  Cash may be paid in lieu of any fractional shares in settlements of awards under the Plan.

6.             Adjustments and Reorganizations

The Committee may make such adjustments as it deems appropriate to meet the intent of the Plan in the event of changes that impact the Company's share price or share status, provided that any such actions are consistently and equitably applicable to all affected participants.

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting shares, such adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number of shares that may be issued under the Plan; (ii) the number of shares subject to awards of a specified type or to any individual under the Plan; and/or (iii) the price per share for any outstanding stock options.

Notwithstanding anything to the contrary in this Section 6 or any other provision of the Plan, the Committee may increase the maximum aggregate number of shares that may be issued under the Plan only to the extent necessary to reflect a change in the number of outstanding shares of Common Stock, such as a stock dividend or stock split.

7.             Awards

The Committee shall determine the award(s) to be made to each participant under the Plan and shall approve the terms and conditions governing such awards in accordance with Section 10.  However, under no circumstances may stock option awards be made which provide by their terms for the automatic award of additional stock options upon the exercise of such awards, including, without limitation, "reload options."

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A Stock Option represents the right to purchase a share of Stock at a predetermined Grant Price.  Options granted under this Plan shall be in the form of Incentive Stock Options.  The terms of each Stock Option, including the Grant Date, shall be set forth in the award agreement.  Subject to the applicable award agreement, Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased.  Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept (including a copy of instructions to a broker or bank acceptable to the Company to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the purchase price).  As determined by the Committee, payment in full or in part may also be made in the form of Common Stock already owned by the optionee valued at the Fair Market Value on the date the Stock Option is exercised; provided, however, that to the extent required by the Committee such Common Stock shall not have been acquired within the preceding six months upon the exercise of a Stock Option Award granted under the Plan or any other plan maintained at any time by the Company or any subsidiary.

Stock Options shall be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code.  Among such restrictions, Stock Options must have an exercise price not less than the Fair Market Value of a share of Common Stock on the Grant Date, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within ten years after the Grant Date.  In the case of a Stock Option granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the exercise price must be at least 110% of the total combined Fair Market Value of a share of Common Stock on the Grant Date and the Stock Option must expire no later than the fifth anniversary of the date of its grant.  The aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which Stock Options are exercisable for the first time by a participant during any calendar year shall not exceed $100,000 (or such other limit as may be required by the Code).

Notwithstanding any provision of the Plan, a repricing of a stock option shall be allowed by the Committee only with the approval of the Company's shareholders to the extent required under the rules of the New York Stock Exchange.  For this purpose, a "repricing" shall be defined as described in the New York Stock Exchange rules.

The Committee shall have the discretion with respect to any award granted under the Plan to establish upon its grant conditions under which (i) the award may be later forfeited, cancelled, rescinded, suspended, withheld or otherwise limited or restricted; or (ii) gains realized by the grantee in connection with an award or an award's exercise may be recovered; provided that such conditions and their consequences are: (a) clearly set forth in the grant agreement or other grant document; and (b) fully comply with applicable laws.  These conditions may include, without limitation, actions by the participant which constitute a conflict of interest with the Company, are prejudicial to the Company's interests, or are in violation of any non-compete agreement or obligation, any confidentiality agreement or obligation, the Company's applicable policies, or the participant's terms and conditions of employment.

8.             Fair Market Value

Fair Market Value for all purposes under the Plan shall mean the closing price of Common Stock as reported in The Wall Street Journal in the New York Stock Exchange Composite Transactions or similar successor consolidated transactions reports for the relevant date, or if no sales of Common Stock were made on said exchange on that date, the closing price of Common Stock as reported in said composite transaction report for the preceding day on which sales of Common Stock were made on said exchange.  Under no circumstances shall Fair Market Value be less than the par value of the Common Stock.

9.             Transferability and Exercisability

Except as otherwise provided in this Section 9, all awards under the Plan shall be nontransferable and shall not be assignable, alienable, saleable or otherwise transferable by the participant other than by will or the laws of descent and distribution except pursuant to a domestic relations order entered by a court of competent jurisdiction.  Except as otherwise provided in this Section 9, during the life of the participant, awards under the Plan shall be exercisable only by him or her except as otherwise determined by the Committee.  In addition, if so permitted by the Committee, a participant may designate a beneficiary or beneficiaries to exercise the rights of the participant and receive any distributions under the Plan upon the death of the participant.

10.           Award Agreements; Notification of Award

Awards under the Plan shall be evidenced by one or more agreements approved by the Committee that set forth the terms and conditions of and limitations on an award, except that in no event shall the term of any Stock Option exceed a period of ten years from the date of its grant.  The Committee need not require the execution of any such agreement by a participant in which case acceptance of the award by the respective participant will constitute agreement to the terms of the award.

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11.           Plan Amendment and Termination

The Compensation Committee may amend the Plan as it deems necessary or appropriate, except that no such amendment which would cause the Plan not to comply with the requirements of (i) the Code or (ii) the Delaware General Corporation Law as in effect at the time of such amendment shall be made without the approval of the Company's shareholders.  No such amendment shall adversely affect any outstanding awards under the Plan without the consent of all of the holders thereof.

Notwithstanding the foregoing, an amendment that constitutes a "material revision," as defined by the rules of the New York Stock Exchange, shall be submitted to the Company's shareholders for approval.  In addition, any revision that deletes or limits the scope of the provision in Section 7 prohibiting repricing of options without shareholder approval will be considered a material revision.

The Board may terminate the Plan at any time.  Upon termination of the Plan, no future awards may be granted, but previously-made awards shall remain outstanding in accordance with their applicable terms and conditions, and the terms of the Plan.

12.           Other Company Benefit and Compensation Programs

Unless otherwise determined by the Committee, settlements of awards received by participants under the Plan shall not be deemed a part of a participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan, severance program or severance pay law of any country.

13.           Unfunded Plan

Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds.  The Plan shall not establish any fiduciary relationship between the Company and any participant or other person.  To the extent any person holds any rights by virtue of a grant awarded under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

14.           Future Rights

No person shall have any claim or right to be granted an award under the Plan, and no participant shall have any right by reason of the grant of any award under the Plan to continued employment by the Company or any subsidiary of the Company.

15.           General Restriction

Each award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such award or the exercise settlement thereof, such award may not be granted, exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

16.           Governing Law

THE VALIDITY, CONSTRUCTION AND EFFECT OF THE PLAN AND ANY ACTIONS TAKEN OR RELATING TO THE PLAN SHALL BE DETEMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND APPLICABLE FEDERAL LAW.

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17.           Successors and Assigns

The Plan shall be binding on all successors and permitted assigns of a participant, including, without limitation, the estate of such participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of such participant's creditors.

18.           Rights as a Shareholder

A participant shall have no rights as a shareholder until he or she becomes the holder of record of Common Stock.

19.           Change in Control

Notwithstanding anything to the contrary in the Plan, the following shall apply to all awards granted and outstanding under the Plan:

A.                  Definitions

The following definitions shall apply to this Section 19:

A "Change in Control," unless otherwise defined by the Compensation Committee, shall be deemed to have occurred if (a) any "person," as such term is used in Section 13(d) and 14(d) of the 1934 Act, other than (1) the Company, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (4) any person who becomes a "beneficial owner" (as defined below) in connection with a transaction described in clause (1) of subparagraph (c) below, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 20 percent or more of the combined voting power of the Company's then outstanding voting securities; (b) individuals who on May 4, 2005 constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who were directors on May 4, 2005, or whose appointment, election or nomination for election was previously so approved or recommended; (c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (1) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities; or (d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to the sale.

"CIC Price" shall meant the higher of (a) the highest price paid for a share of the Company's Common Stock in the transaction or series of transactions pursuant to which a Change in Control of the Company shall have occurred, or (b) the highest price paid for a share of the Company's Common Stock during the 60 day period immediately preceding the date upon which the event constituting a Change in Control shall have occurred as reported in The Wall Street Journal in the New York Stock Exchange Composite Transactions or similar successor consolidated transactions reports.

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B.            Acceleration of Vesting

Upon the occurrence of an event constituting a Change in Control, all Stock Options (to the extent the CIC Price exceeds the exercise price), outstanding on such date shall become 100% vested and shall be paid in cash as soon as may be practicable.  Upon such payment, such awards and any related Stock Options shall be cancelled.

The amount of cash to be paid shall be determined by multiplying the number of such awards by: the difference between the exercise price of the related Stock Option per share and the CIC Price to the extent the CIC Price is greater than the exercise price.

C.            Notwithstanding the foregoing, any stock-based award held by an officer or director subject to Section 16 of the 1934 Act which have been outstanding less than six months (or such other period as may be required by the 1934 Act) upon the occurrence of an event constituting a Change in Control shall not be paid in cash until the expiration of such period, if any, as shall be required pursuant to such Section, and the amount to be paid shall be determined by multiplying the number of unexercised shares under such stock options, as the case may be, by the difference between the exercise price of the related option per share and the CIC Price determined as though the event constituting the Change in Control had occurred on the first day following the end of such period.

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